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                                                                  Exhibit 23.01





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of Ansoft Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



/s/ KPMG LLP
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    KPMG LLP



Pittsburgh, Pennsylvania
June 14, 2000







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